NORTH AMERICAN FUNDS

SUPPLEMENT DATED MAY 16, 2001

TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

This supplement supercedes any previous supplements.

On May 11, 2001, American General Corporation, the parent of American General Asset Management Corp., and American General Funds Distributors, Inc., respectively the investment adviser and underwriter to North American Funds, announced that it had terminated its previously announced merger agreement with London-based Prudential plc, and concurrently agreed to be acquired by American International Group, Inc. American International Group, Inc. is one of the world's leading insurance and financial services organizations, and is the largest underwriter of commercial and industrial insurance in the United States. It is currently anticipated that the transaction, which is subject to approval by American General Corporation shareholders, regulatory approvals and other customary conditions, will close by the end of 2001.

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